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                                                                   EXHIBIT 10(v)

April 16, 1997

Mr. J.P. Fruchet
President
Guardian Timing Services Inc.
130 Adelaide Street West
Suite 3303
Toronto, Ontario
M5H 3P5

Dear Mr. Fruchet,

         Further to our conversation over the last serveral weeks, we wish to confirm our understanding of our agreement as to certain amendments to Schedule A to a letter of understanding dated December 20, 1995 (the "Letter") relating to the Bank's entering into an Investment Management Agreement and the possible acquisition of 100% of the Class B shares of Bearhill Limited.

         The second full paragraph of Schedule A currently reads as follows;

         "The Option shall be renewable for a three year term at the discretion of The Bank of Nova Scotia subject to the payment of an option fee annually, in advance, in accordance with the following schedule commencing on January 1, 1996.

         For the 1996 calender year $25,000
         For the 1996 calender year $50,000
         For the 1996 calender year $75,000"

         It has been agreed that the second full paragraph of Schedule A is replaced with the following paragraph;

         "The Option shall be renewable for a four year term at the discretion of The Bank of Nova Scotia subject to the payment of an option fee annually, in advance, in accordance with the following schedule commencing on April 23, 1996.

         For the year commencing April 23, 1996               $25,000
         For the year commencing April 23, 1997               $25,000
         For the year commencing April 23, 1998               $50,000
         For the year commencing April 23, 1999               $50,000"

         All other terms of the Letter remain the same.


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         If the above conforms to your understanding of the agreement reached amongst ourselves, please execute the enclosed duplicate copy of the letter, and return same to the undersigned.

Yours truly,

The Bank of Nova Scotia
-----------------------------------
/s/ Robert L. Brooks



Agreed and accepted,

/s/ J.P. Fruchet
-----------------------------------
Guardian Timing Services, Inc.

/s/ Georges Benarroch
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InterUnion Financial Corporation

/s/ Harmodio Herrera
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Havensight Holdings Corp.

/s/ Harmodio Herrera
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Bearhill Limited



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